Exhibit 99.1

United Homes Group Appoints Jack Micenko as President

COLUMBIA, SC, July 17, 2023—United Homes Group, Inc. (“UHG”) (NASDAQ: UHG), a leading homebuilder in the Southeast, today announced that it has appointed Jack Micenko as President of UHG. Michael Nieri, who has been serving as President, will continue in his role as Chief Executive Officer and Chairman of UHG.

“Jack is the right person at the right time to join us in leading the next phase of our growth strategy,” said Michael Nieri. “His extensive background in residential housing finance, capital markets and mergers / acquisitions will complement my operational experience to give us the powerful and well-rounded senior management team needed to drive us forward as a public company. Jack was instrumental in ushering UHG into the public markets earlier this year and his experience and proven leadership will be a positive contributor in moving United Homes Group forward.”

Micenko has more than 20 years of experience in the residential real estate and mortgage finance industry, most recently as Managing Director at BTIG, where he led the firm’s Housing Ecosystem investment banking practice, identifying opportunities for corporate clients across all aspects of the residential housing industry.  Over his career, Micenko also held related roles at Susquehanna International Group LLP (“SIG”), Lehman Brothers, and Friedman Billings and Ramsey (“FBR”).

“I am excited to join the UHG team,” said Micenko. “UHG’s capital efficient “land-light” business model is focused on driving better returns with less risk. At the macro level, limited existing home inventory and attractive demographics should be a tailwind for new construction for years to come, while UHG’s geographic focus on Southeast markets and operational focus on the affordable segments of the market all align to create a compelling, long-term opportunity.”

About United Homes Group, Inc.

UHG is a publicly traded residential builder headquartered in Columbia, SC. The company focuses on southeastern markets with 52 active communities in South Carolina and Georgia and has been recognized as one of the top 50 builders by Builder magazine.

Forward-Looking Statements

Certain statements contained in this release, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “continue,” or other similar words.

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Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release and are not intended to be a guarantee of our performance in future periods. We cannot guarantee the accuracy of any such forward-looking statements contained in this release, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information regarding risks and uncertainties associated with our business, and important factors that could cause our actual results to vary materially from those expressed or implied in such forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the documents we file from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and our quarterly reports on Form 10-Q, copies of which may be obtained from our website at https://ir.unitedhomesgroup.com/financials/sec-filings/default.aspx.